United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 22, 2019

Date of Report (Date of earliest event reported)

Union Bridge Holdings Limited
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55731	32-0440076
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 4801, 48/F, Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong S.A.R.
(Address of Principal Executive Offices)	(Zip Code)

Provide a copy of communications to:

Loeb & Loeb LLP

345 Park Ave

New York, New York 10154

Attn: Giovanni Caruso

Registrant’s telephone number, including area code: (852) 2468-3103

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 22, 2019, Union Bridge Holdings Limited (the “Company”) dismissed its principal independent accountant, WWC, P.C. (“WWC”) from its engagement with the Company, which dismissal was effective immediately. The decision to dismiss WWC as the Company’s principal independent accountant was approved by the Board of Directors of the Company on October 22, 2019.

The audit report of WWC on the financial statements of the Company as of and for the years December 31, 2017 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the two years contained an uncertainty about the Company’s ability to continue as a going concern.

There were no disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, from the time of WWC’s engagement up to the date of dismissal which disagreements that, if not resolved to WWC’s satisfaction, would have caused WWC to make reference in connection with its opinion to the subject matter of the disagreement. None of “reportable events”, as that term is described in Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2017 and 2018 and subsequently up to the date of dismissal. Attached as Exhibit 16.1 is a copy of WWC’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

On October 22, 2019, the Company engaged L&L CPAS, P.A. (“L&L”) to serve as its principal independent accountant. The decision to engage L&L as the Company’s principal independent accountant was approved by the Board of Directors of the Company on October 22, 2019. During the two years period ended December 31, 2017 and 2018 and in the subsequent interim period prior to October 22, 2019, the Company did not consult with L&L regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by L&L that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description

16.1	Letter from WWC, P.C. to the SEC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 24, 2019

UNION BRIDGE HOLDINGS LIMITED

By:	/s/ Joseph Ho
Name:	Joseph Ho
Title:	Chief Executive Officer

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